UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23,2006

                           WALKER FINANCIAL CORPORATION
                      -------------------------------------

             (Exact name of registrant as specified in its charter)

           Delaware                   0-5418                     13-2637172
(State or other jurisdiction       (Commission                 (IRS  Employer
     of  incorporation)            File  Number)            Identification  No.)


          990 Stewart Avenue - Suite 650, Garden City, New York 11530
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (516) 832-7000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                 1065 Avenue of the placecountry-regionAmericas
                placeCityNew York, StateNew York PostalCode10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On dateMonth5Day23Year2006May 23, 2006, James Lucas resigned as Chairman of the Board of Directors of Walker Financial Corporation (the "Company"). There was no disagreement or dispute between Mr. Lucas and the Company which led to his resignation.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(B)     PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(C)     EXHIBITS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        WALKER FINANCIAL CORPORATION



Date: May  26,  2006            /s/Mitchell Segal
                                -----------------------------------
                                 Mitchell  Segal
                                 Chief  Executive  Officer